Share Consolidation	12 Months Ended
Dec. 31, 2022
Disclosure of Share Consolidation (Abstract)
Share Consolidation
21	Share Consolidation

On December 7, 2022, the Corporation completed a share consolidation on the basis of one new common share for every 10 currently outstanding shares. Effective at the opening of trading on December 13, 2022, the Corporation’s common shares commenced trading on a consolidated basis.